UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2014 (December 18, 2014)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Barry W. Sanders, President and Chief Operating Officer

On December 19, 2014, The Scotts Miracle-Gro Company (the “Company”) announced that Barry W. Sanders will cease acting as the Company’s President and Chief Operating Officer, effective immediately. Mr. Sanders will remain employed by the Company through January 31, 2015 to facilitate an orderly transition of his responsibilities. The Company does not intend to replace Mr. Sanders, but instead intends to allocate Mr. Sanders’ responsibilities to other members of the Company’s senior leadership team. Specifically, Michael C. Lukemire, the Company’s Executive Vice President, North America will assume the role of Chief Operating Officer effective immediately and will oversee all International Consumer and Scotts LawnService operations, in addition to continuing to oversee all North America Consumer operations. James Hagedorn, Chief Executive Officer and Chairman of the Board, will assume other duties that Mr. Sanders previously handled in his role as President, including oversight of the strategic planning and M&A functions. A copy of the Company's news release announcing Mr. Sanders’ departure is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 18, 2014, The Scotts Company LLC (“Scotts LLC”), a wholly-owned subsidiary of the Company, executed a Separation Agreement and Release of All Claims (the “Separation Agreement”) with Mr. Sanders. The Separation Agreement addresses the payments and benefits to which Mr. Sanders is entitled in connection with his departure.

Pursuant to the terms of the Separation Agreement, Scotts LLC will pay or make the following amounts and benefits available to Mr. Sanders on or after January 31, 2015: (a) severance pay equal to twenty-four months of salary, at Mr. Sanders’ regular monthly base pay, payable in accordance with Scotts LLC standard payroll procedures; (b) in lieu of outplacement services, a one-time lump sum payment of $24,000; (c) for a period of 18 months, a benefits offset payment in an amount equal to the excess of the COBRA premium charged by the Company to terminated employees over the premium Mr. Sanders paid as an active employee; (d) a bonus award equal to two times Mr. Sanders’ target bonus opportunity for the Company’s 2015 fiscal year, payable in two equal installments on the first payroll date following each of January 31, 2016 and January 31, 2017, provided that Mr. Sanders has continued to comply with all of his post-employment covenants and obligations under the Separation Agreement; (e) consistent with, and subject to the terms of, the applicable award agreement, the vesting on January 31, 2015 of a special grant of restricted stock units and related dividend equivalents awarded to Mr. Sanders on January 31, 2014; and (f) in consideration of, and subject to, Mr. Sanders’ agreement to expand the scope of certain covenants under the Noncompetition Agreement (as defined below) through a supplemental release, in substantially the form attached as Exhibit 1 to the Separation Agreement (the “Supplemental Release”), to be entered into after his departure, the vesting on January 18, 2016 and January 31, 2017 of the performance unit awards and related dividend equivalents granted to Mr. Sanders on January 18, 2013 and January 31, 2014, respectively, with settlement to occur in accordance with the terms of the agreements evidencing such awards. All amounts payable to Mr. Sanders under the Separation Agreement and the applicable award agreements will be subject to all applicable withholdings and deductions required by federal, state and local taxing authorities.

The payments and benefits described above are the only amounts to which Mr. Sanders is entitled under the Separation Agreement (or any other agreement). He also remains entitled to any vested benefits he has as of January 30, 2015 under other benefit plans or programs maintained by the Company or its subsidiaries, including The Scotts Miracle-Gro Company Long-Term Incentive Plan, The Scotts Company LLC Retirement Savings Plan and The Scotts Company LLC Executive Retirement Plan, and any award agreements thereunder to which Mr. Sanders is a party.

The Separation Agreement and Supplemental Release, together with the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement entered into by Mr. Sanders on April 22, 2005 (the “Noncompetition Agreement”), which will continue in effect following his departure, also contain various restrictive covenants, including covenants relating to noncompetition, confidentiality, cooperation and nonsolicitation.

The foregoing is a brief description of the terms of the Separation Agreement and is qualified in its entirety by reference to the Separation Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Appointment of Michael C. Lukemire as Chief Operating Officer

On December 19, 2014, the Company announced that Michael C. Lukemire, the Company’s Executive Vice President, North America will assume the role of Chief Operating Officer, effective immediately. In this expanded role, Mr. Lukemire, who currently oversees all North America Consumer operations, will oversee all business unit and operating functions in the

Global Consumer segment, as well as ScottsLawnService, and will report directly to the Company’s Chairman of the Board and Chief Executive Officer, James Hagedorn.

Prior to his appointment as Chief Operating Officer, Mr. Lukemire, 56, served as the Company’s Executive Vice President, North America since April 2014 and was responsible for overseeing all aspects of the Company’s core North America consumer business. Prior to April 2014, Mr. Lukemire had served as Executive Vice President, Business Execution of the Company since May 2013 and was responsible for leading the Company’s global supply chain, research and development, business transformation and environmental health and safety efforts. Previously, Mr. Lukemire served as President, U.S. Consumer Regions of the Company from October 2011 until May 2013. Prior to October 2011, he had served as Regional President for the Southeast region since May 2009, responsible for leading the Company's business development, marketing and sales efforts in the southeastern U.S., and eventually led the entire North American sales function. Previously, Mr. Lukemire was Executive Vice President, Global Technology and Operations from June 2008 until May 2009, responsible for global supply chain, global research and development and global business information services.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
10.1	Separation Agreement and Release of All Claims, entered into as of December 18, 2014, by and between The Scotts Company LLC and Barry W. Sanders
99.1	News Release issued by The Scotts Miracle-Gro Company on December 19, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: December 19, 2014	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated December 19, 2014
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description
10.1	Separation Agreement and Release of All Claims, entered into as of December 18, 2014, by and between The Scotts Company LLC and Barry W. Sanders
99.1	News Release issued by The Scotts Miracle-Gro Company on December 19, 2014

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